SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    May 14, 2004
                                                 --------------------


                              PEOPLES BANCORP INC.
    -----------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-16772
                    ----------------------------------------
                             Commission File Number


                     Ohio                                 31-0987416
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(State or other jurisdiction of incorporation)       (I.R.S. Employer
                                                      Identification Number)

                138 Putnam Street
                  P.O. Box 738,
                  Marietta, Ohio                              45750
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     (Address of principal executive office)                (Zip Code)


Registrant's telephone number, including area code:   (740) 373-3155
                                                     ----------------


                                 Not applicable
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          (Former name or former address, if changed since last report)

                           Index to Exhibits on Page 3

                                EXPLANATORY NOTE

The purpose of this Form 8-K/A is amend the Current Report on Form 8-K ("Form 8-K") filed by Peoples Bancorp Inc. on May 14, 2004, to correct all references to the event date. The Form 8-K and news release included as exhibit 99 should have reflected the actual release date of May 14, 2004.



Item 5.  Other Events and Regulation FD Disclosure
         The Board of Directors of Peoples Bancorp Inc. (NASDAQ: PEBO) yesterday declared a cash dividend of $0.18 per share. The release is included herewith as Exhibit 99.

Item 7.  Financial Statements and Exhibits
         (a) None required
         (b) None required
         (c) Exhibits

   EXHIBIT NUMBER            DESCRIPTION
--------------------      -----------------------------------------
        99                   News Release issued May 14, 2004

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  July 27, 2004             PEOPLES BANCORP INC.
                                 --------------------
                                 Registrant



                        By:  /S/ MARK F. BRADLEY
                                 -------------------------------------
                                 Mark F. Bradley
                                 President and Chief Operating Officer




                                INDEX TO EXHIBITS


   EXHIBIT NUMBER            DESCRIPTION
--------------------      -----------------------------------------
        99                   News Release issued May 14, 2004